EXHIBIT 99.1 Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. This announcement is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy securities in the United States or in any other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Neither this announcement nor anything herein forms the basis for any contract or commitment whatsoever. Neither this announcement nor any copy hereof may be taken into or distributed in the United States. The securities referred to herein have not been and will not be registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration. No public offer of securities is to be made by the Company in the United States. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Code: 5279, 5280) ISSUANCE OF US$1,000,000,000 5.125% SENIOR NOTES DUE 2029 AND DISCLOSURE PURSUANT TO RULE 13.18 OF THE LISTING RULES Reference is made to the announcement of the Company dated 9 December 2019 in relation to the proposed issuance of a new series of senior notes. The Company is pleased to announce that on 10 December 2019 (New York time), the Company entered into the Purchase Agreement with Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers, and the Initial Purchasers in connection with the issue of US$1,000,000,000 5.125% senior notes due 2029. The net proceeds from the offering of the Notes will be approximately US$991.3 million after deducting the discounts and commissions of the Initial Purchasers and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the proposed offering to facilitate the repayment of a portion of the amounts outstanding under the Wynn Macau Credit Facilities, and for general corporate purposes. The Company will seek a listing of the Notes on the Stock Exchange and has received an eligibility letter from the Stock Exchange for the listing of the Notes. Admission of the Notes to the Stock Exchange and quotation of the Notes on the Stock Exchange are not to be taken as an indication of the merits of the Company or the Notes. * For identification purpose only 1

Although none of the Company’s controlling shareholders (as defined in the Listing Rules), including WRL, are parties to the Purchase Agreement or the Indenture, the Indenture will contain a change of control provision that would, if triggered, give rise to a right in favor of the holders of the Notes to require the Company to repurchase the Notes. Certain circumstances that will constitute a change of control are described in this announcement. The disclosure relating to the right in favor of the holders of the Notes to require the Company to repurchase the Notes is made pursuant to Rule 13.18 of the Listing Rules. As the conditions precedent to completion of the Purchase Agreement may or may not be satisfied and the Purchase Agreement may be terminated upon the occurrence of certain events, shareholders of the Company and prospective investors are advised to exercise caution when dealing in the securities of the Company. The Company conducted an offering of the Notes to Professional Investors on 10 December 2019. Deutsche Bank AG, Singapore Branch has been appointed as the Sole Global Coordinator and Left Lead Bookrunner, Banco Nacional Ultramarino, S.A., Bank of China Limited, Macau Branch, Bank of Communications Co., Ltd. Macau Branch, BNP Paribas, BOCI Asia Limited, BofA Securities, Inc., DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, J.P. Morgan Securities plc, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) have been appointed as Joint Bookrunners. The Company is pleased to announce that on 10 December 2019 (New York Time), the Company entered into the Purchase Agreement with Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers, and the Initial Purchasers in connection with the Notes Issue. THE PURCHASE AGREEMENT Date : 10 December 2019 (New York time) Parties : (1) the Company; (2) Deutsche Bank AG, Singapore Branch, as representative of the Initial Purchasers; and (3) the Initial Purchasers. The Notes have not been and will not be registered under the Securities Act, and may be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, outside the United States to non-U.S. persons (as defined in Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act and professional investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO), and in accordance with any other applicable laws. None of the Notes will be offered to the public in Hong Kong and none of the Notes will be placed to any Connected Person of the Company.

PRINCIPAL TERMS OF THE NOTES Issuer : The Company Aggregate principal : US$1,000,000,000 amount Offering price : 100% of the principal amount of the Notes Issue date : 17 December 2019 Interest rate : 5.125% per annum payable semi-annually in arrears on 15 June and 15 December of each year. Interest will accrue from 17 December 2019 Maturity date : 15 December 2029, unless earlier redeemed in accordance with terms thereof First interest payment : 15 June 2020 due date Ranking of the Notes The Notes will be general unsecured obligations of the Company and will (1) rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness, (2) rank senior to all of the Company’s existing and future subordinated indebtedness and any related guarantees thereon, if any, (3) be effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and (4) be structurally subordinated to all existing and future liabilities of the Company’s subsidiaries, including the Wynn Macau Credit Facilities. As of 30 September 2019, the Group had secured long-term debt of US$2,744.7 million under the Wynn Macau Credit Facilities, and the Group may incur additional secured and/or unsecured indebtedness and other obligations in the future. Events of default The events of default under the Notes include, among others: (1) default for 30 days in the payment when due of interest on the Notes; (2) default in the payment when due (at maturity, upon redemption, repurchase or otherwise) of the principal of, or premium, if any, on the Notes; (3) failure by the Company to comply with: a. any payment obligations (including, without limitation, obligations as to the timing or amount of such payments) relating to the repurchase by the Company of the Notes at the option of the holders of the Notes upon certain change of control events or special put option events as described in the Indenture; b. the covenants relating to merger, consolidation or sale of assets; 3

(4) failure by the Company for 60 days after receipt of written notice from the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other agreements in the Indenture not identified in paragraphs (1), (2) or (3) above; (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries (or the payment of which is guaranteed by the Company or any of its subsidiaries), whether such indebtedness or guarantee existed on the date of the Indenture, or is created after the date of the Indenture, if that default results in the acceleration of such indebtedness prior to its express maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness the maturity of which has been so accelerated, aggregates US$50.0 million (or the equivalent thereof) or more, if such acceleration is not annulled within 30 days after written notice as provided in the Indenture; (6) failure by the Company or any of its Significant Subsidiaries to pay final non-appealable judgments rendered against the Company or any Significant Subsidiary aggregating in excess of US$50.0 million (or the equivalent thereof), which judgments are not paid, bonded, discharged or stayed for a period of 60 days; or (7) certain events of bankruptcy or insolvency described in the Indenture. In the case of an event of default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare all the Notes to be due and payable immediately. Covenants The Notes and the Indenture will limit the Company’s ability to, among other things: (1) effect a consolidation or merger; and (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole (but for the avoidance of doubt, a pledge of an asset or property shall not be considered as a sale, assignment, transfer, conveyance or disposal of such asset or property). 4

Redemption Optional Redemption At its option, the Company may redeem the Notes, in whole or in part, at any time or from time to time prior to 15 December 2024 at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed; and (2) a “make-whole” amount as determined by an independent investment banker in accordance with the terms of the Indenture, plus in either case accrued and unpaid interest to, but not including, the redemption date. Prior to 15 December 2022, the Company may redeem up to 35% of the aggregate principal amount of the Notes (including additional notes issued under the Indenture) with the net cash proceeds from certain equity offerings. On or after 15 December 2024, the Company may redeem the Notes, in whole or in part, at a premium declining ratably to zero, plus accrued and unpaid interest to, but not including, the redemption date. Gaming Redemption Subject to certain conditions, if any Gaming Authority requires a holder or beneficial owner of the Notes to be licensed, qualified or found suitable under any applicable Gaming Law and the holder or beneficial owner fails to apply or become licensed or qualified within the required time period or is notified that it will not be licensed, qualified or found suitable by any Gaming Authority, the Company will have the right to require the holder or beneficial owner to dispose of its Notes or redeem the Notes at a redemption price equal to the price required by applicable law or by order of any Gaming Authority or the lesser of the principal amount of the Notes and the price that the holder or beneficial owner paid for the Notes, in either case, together with accrued and unpaid interest on the Notes. Redemption for Tax Reasons Subject to certain exceptions, the Company may redeem the Notes upon 10–60 days of notice, as a whole but not in part, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to but excluding the date fixed by the Company for redemption, if the Company would become obligated to pay certain additional amounts as a result of certain changes in specified tax laws or certain other circumstances. 5

The right in favor of the holders of the Notes to require the Company to repurchase the Notes Although none of the Company’s controlling shareholders (as defined in the Listing Rules), including WRL, are parties to the Purchase Agreement or the Indenture, the Indenture will contain a change of control provision that would, if triggered, give rise to a right in favor of the holders of the Notes to require the Company to repurchase the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, up to but excluding the date of repurchase. The circumstances that will constitute a change of control include: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to WRL or any of its affiliates; (2) the adoption of a plan relating to the liquidation or dissolution of the Company or any successor thereto; (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined in clause (1) above), other than WRL or any affiliate of WRL becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding voting stock of the Company, measured by voting power rather than number of equity interests; (4) the first day on which a majority of the members of the board of directors of the Company are not directors who were on the board on the date of the Indenture, or directors who were nominated for election, or who were nominated, elected, or appointed by a majority of the directors who were on the board on the date of the Indenture at the time of such nomination, election or appointment; (5) the first day on which the Company ceases to own, directly or indirectly, at least 60% of the outstanding equity interests of (and at least a 60% economic interest in) WRM; or (6) the 30th day following the date on which the Company ceases to be entitled to use the “WYNN” trademark. A person or group shall not be deemed to beneficially own the voting stock of the Company subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement until the completion of the relevant transaction under such agreement. 6

Special Put Option Upon the occurrence of (1) any event after which none of the Company or any subsidiary of the Company has such licenses, concessions, subconcessions or other permits or authorizations as are necessary for the Company and its subsidiaries to own or manage casino or gaming areas or operate casino games of fortune and chance in Macau in substantially the same manner and scope as the Company and its subsidiaries are entitled to on the date on which the Notes are issued, for a period of ten consecutive days or more, and such event has a material adverse effect on the financial condition, business, properties, or results of operations of the Company and its subsidiaries, taken as a whole; or (2) the termination, rescission, revocation or modification of any licenses, concessions, subconcessions or other permits or authorizations relating to casino or gaming operations which has had a material adverse effect on the financial condition, business, properties, or results of operations of the Company and its subsidiaries, taken as a whole, each holder of the Notes will have the right to require the Company to repurchase all or any part of such holder’s Notes at a purchase price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to but excluding the date of repurchase. REASONS FOR THE NOTES ISSUE AND PROPOSED USE OF PROCEEDS The Company estimates that the net proceeds from the offering of the Notes will be approximately US$991.3 million after deducting the discounts and commissions of the Initial Purchasers and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the proposed offering to facilitate the repayment of a portion of the amounts outstanding under the Wynn Macau Credit Facilities, and for general corporate purposes. The Board believes that there would be significant benefit to the Company in effecting the proposed issuance and using the net proceeds for the intended purpose as it would lead to a reduction in the secured indebtedness of the Group. LISTING The Company will seek a listing of the Notes on the Stock Exchange and has received an eligibility letter from the Stock Exchange for the listing of the Notes. Admission of the Notes to the Stock Exchange and quotation of the Notes on the Stock Exchange are not to be taken as an indication of the merits of the Company or the Notes. GENERAL The disclosure relating to the right in favor of the holders of the Notes to require the Company to repurchase the Notes is made pursuant to Rule 13.18 of the Listing Rules. In accordance with the requirements pursuant to Rule 13.21 of the Listing Rules, the Company will include appropriate disclosure in subsequent interim and annual reports for so long as the above-described right in favor of the holders of the Notes continues to exist under the Indenture. 7

As the conditions precedent to completion of the Purchase Agreement may or may not be satisfied and the Purchase Agreement may be terminated upon the occurrence of certain events, shareholders of the Company and prospective investors are advised to exercise caution when dealing in the securities of the Company. ABOUT THE COMPANY The Company, through WRM, is a developer, owner and operator of destination casino resorts in Macau. WRM holds one of the six concessions or subconcessions authorizing it to own and operate casinos in Macau, and currently owns and operates two integrated casino resorts, “Wynn Macau” and “Wynn Palace”. DEFINITIONS In this announcement, unless otherwise indicated in the context, the following expressions have the meanings set out below: “Board” : board of directors of the Company “Company” : Wynn Macau, Limited, a company incorporated in the Cayman Islands on 4 September 2009 as an exempted company with limited liability “Connected Person” : has the meaning ascribed to it under the Listing Rules “Exchange Act” : the United States Securities Exchange Act of 1934, as amended “Gaming Authority” : any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of any national or foreign government, any state, province or city or other political subdivision or otherwise, whether on the date of the Indenture or thereafter in existence, including the Government of the Macau Special Administrative Region and any other applicable gaming regulatory authority or agency, in each case, with authority to regulate the sale or distribution of liquor or any gaming operation (or proposed gaming operation) owned, managed or operated by the Company or any of their respective affiliates, including WRM “Gaming Law” : the gaming laws, rules, regulations or ordinances of any jurisdiction or jurisdictions to which WRL, the Company or any of their respective affiliates, including WRM, is, or may be, at any time subject 8

“Group” : the Company and its subsidiaries, or any of them, and the businesses carried on by such subsidiaries “HK$” : Hong Kong dollars, the lawful currency of Hong Kong “Hong Kong” : the Hong Kong Special Administrative Region of the People’s Republic of China “Indenture” : the agreement between the Company and the Trustee, that specifies the terms of the Notes including the interest rate of the Notes and maturity date “Initial Purchasers” : Deutsche Bank AG, Singapore Branch, Banco Nacional Ultramarino, S.A., Bank of China Limited, Macau Branch, Bank of Communications Co., Ltd. Macau Branch, BNP Paribas, BOCI Asia Limited, BofA Securities, Inc., DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, J.P. Morgan Securities plc, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) “Listing Rules” : the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as amended from time to time “Macau” : the Macau Special Administrative Region of the People’s Republic of China “Notes Issue” : the issue of the Notes by the Company “Notes” : the US$1,000,000,000 5.125% senior notes due 2029 “Professional Investors” : (1) qualified institutional buyers within the meaning of Rule 144A under the Securities Act, (2) non-U.S. persons outside the United States as defined under Regulation S under the Securities Act, (3) for persons in Hong Kong, professional investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO) and/or (4) for persons outside Hong Kong, a person to whom securities may be sold in accordance with a relevant exemption from public offer regulations in that jurisdiction “Purchase Agreement” : the agreement dated 10 December 2019 (New York time) entered into between the Initial Purchasers and the Company in relation to the issuance of the Notes 9

“Securities Act” : the United States Securities Act of 1933, as amended from time to time “SFO” : the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) “Significant Subsidiary” : any subsidiary that (1) contributed at least 10% of the Group’s total consolidated income from continuing operations before income taxes and extraordinary items for the most recently ended fiscal year of the Company or (2) owns at least 10% of the total assets of the Group as of the last day of the most recently ended fiscal year of the Company “Sole Global Coordinator : Deutsche Bank AG, Singapore Branch and Left Lead Bookrunner” “Stock Exchange” : The Stock Exchange of Hong Kong Limited “Trustee” : Deutsche Bank Trust Company Americas “United States” : the United States of America “US$” : United States dollars, the lawful currency of the United States “WRM” : Wynn Resorts (Macau) S.A. “Wynn Macau Credit : together, the HK$17.97 billion (equivalent) fully-funded Facilities” senior term loan facilities and the HK$5.85 billion (equivalent) senior revolving credit facilities extended to WRM on 30 September 2015 as subsequently amended from time to time and refinanced on 21 December 2018 “WRL” : Wynn Resorts, Limited, a company incorporated under the laws of the State of Nevada, United States and the Company’s controlling shareholder (as defined in the Listing Rules) By Order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 11 December 2019 As at the date of this announcement, the Board comprises Matthew O. Maddox and Ian Michael Coughlan (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Craig S. Billings (as Non-Executive Director); Allan Zeman (as Independent Non-Executive Director and Chairman); and Jeffrey Kin-fung Lam, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors). 10